ADVAXIS
IMMUNOTHERAPIES™



Harnessing *Lm* Technology™
Bringing New Treatments to Market

Forward-Looking Statements

ADVAXIS IMMUNOTHERAPIES™

This presentation contains forward-looking statements, including, but not limited to, statements regarding Advaxis' ability to develop and commercialize the next generation of cancer immunotherapies, and the safety and efficacy of Advaxis' proprietary immunotherapies. These forward-looking statements are subject to a number of risks including the risk factors set forth from time to time in Advaxis' SEC filings including, but not limited to, its report on Form 10-K for the fiscal year ended October 31, 2016, which is available at http://www.sec.gov.

Any forward-looking statements set forth in this presentation speak only as of the date of this presentation. We do not intend to update any of these forward-looking statements to reflect events or circumstances that occur after the date hereof other than as required by law.

ADVAXIS
IMMUNOTHERAPIES™

A late-stage biotechnology company creating cancer immunotherapies that enlist the body's own immune system to fight cancer.

Advaxis' proprietary *Lm* targeted immunotherapy is a new approach toward an effective cancer vaccine.

Our *Lm* Technology has achieved safety and efficacy endpoints in early-stage trials and is the platform for our continued focus on the science, discovery, development and commercialization of cutting-edge cancer treatments.

Advaxis, Inc: Investment Snapshot

ADVAXIS IMMUNOTHERAPIES™

Flexible platform technology

- Platform based on attenuated *Lm* (*Listeria Monocytogenes)*
- Multiple approaches to impacting the immune system
- Manageable safety profile: common AEs are mostly mild to moderate and resolve within 48 hours

Broad pipeline with four franchises

- 3 clinical stage programs: HPV-Associated Cancers, Prostate Cancer and ADXS-NEO individualized targeting in partnership with Amgen Inc.
- Novel preclinical program: ADXS-HOT with multiple products targeting multiple cancers

Lead program in Phase 3

- HPV-targeting program includes axalimogene filolisbac and ADXS-DUAL
- Ongoing registrational study of axalimogene filolisbac in high risk locally advanced cervical cancer
- Registrational study of ADXS-DUAL in metastatic cervical cancer in combination with Opdivo® to start in 1H 2018

Ability to combine with other I-O agents

- Demonstrated preclinical synergy with multiple checkpoint inhibitors and co-stimulatory agents
- Three clinical trials in combination with PD-1/PDL-1 inhibitors

Strong partnerships

- 3 clinical collaborations evaluating combination therapies (Merck, AstraZeneca, Bristol-Myers Squibb)
- Global collaboration for ADXS-NEO with Amgen on novel program targeting neoepitopes

Experienced management team

- Deep and broad experience in pharmaceutical drug development and commercialization



ADVAXIS IMMUNOTHERAPIES™

Who is Advaxis?

Company Overview

Who is Advaxis?

Creating Next-Generation Cancer Immunotherapies, Using a Proprietary *Lm* Platform

ADVAXIS IMMUNOTHERAPIES™

Company Overview

- **HQ:** Princeton, NJ, U.S.A
- **Products:** 4 clinical franchises
- **NASDAQ:** October 2013
- **Cash on hand***: $89.4m (no debt); 41M **shares outstanding**
- **Partnerships**: BMS, AstraZeneca, Merck, Amgen
- In-House **Manufacturing** Capabilities

Multiple inflection points beginning in 2018

Product Franchise Overviews

HPV-associated cancers	Cervical (CC), head & neck, anal **Products:** axalimogene filolisbac (AXAL) (Phase 3 for CC), ADXS-DUAL (Entering Phase 3 for CC)
Personal Neoantigen Program	Multiple cancers **Products:** ADXS-NEO (Entering Phase 1)
Shared Neoantigens (Hotspot Mutations)	Multiple cancers, Multiple products **Products:** ADXS-HOT Constructs (Pre-IND)
Prostate Cancer	**Products:** ADXS-PSA (Phase 2), Preclinical Product Candidates

Note: * As of July 31st 2017.

Who is Advaxis?
Experience and Expertise are Our Greatest Assets

ADVAXIS IMMUNOTHERAPIES™



Anthony Lombardo
Interim Chief Executive Officer

GE Healthcare
PHILIPS
BRACCO
ALI TECHNOLOGIES
EZEM



Robert Petit
Chief Scientific Officer

Bristol-Myers Squibb Company
PHARMACIA
MGI PHARMA
AESGEN



Sara Bonstein
Chief Financial Officer

ImClone Systems Incorporated
Lilly
Johnson & Johnson



Chris Duke
Chief Operating Officer

NPS Pharma
Amicus Therapeutics



Michael Grace
VP, Technical Operations

NPS Pharma
Schering-Plough
Bristol-Myers Squibb Company



Thomas Hare
Sr. VP, Product Development

Pharmacia
Incyte
Bristol-Myers Squibb Company



Robert Ashworth
Sr. VP, Regulatory, Quality & Compliance

NPS Pharma
Otsuka
Forest Laboratories, Inc.



Ranya Dajani
VP, Corporate Development

Bristol-Myers Squibb Company



Our Differentiator:

Lm Technology™ Platform

Harnessing the Immune System with *Lm* Technology™
A Demonstrated, Personalized Next-Generation Cancer Immunotherapy Platform

ADVAXIS IMMUNOTHERAPIES™

How it works: Live, attenuated strain of Listeria monocytogenes (*Lm*) is infused into the patient where they are taken up by dendritic cells, stimulate a potent immune activation, generate new cancer targeting immune cells, and reduce the tumor's protective shield, enabling tumor destruction.


Plasmids
Lm-LLO
tLLO
TAA


Lm-LLO
Activated T-cell
TAA
APC


tLLO
T-cell
Cancer cells
Tumor suppressor cells

Unique Benefits:

Full immune system activation	Manageable safety profile	Enhanced potency with compound MOA	Synergies with checkpoint inhibitors
Activation of both the innate and adaptive T cell mediated responses, as antigens present on both MHC Class I & II generating broad anti-cancer immunity	Attenuated listeria is unable to travel between cells; Flu-like symptoms have been transient and associated with infusion; no long-term toxicity seen to date	Enhanced potency of the immune response due to the fusion of HPV antigen to tLLO; Multiple repeat treatments not impaired by neutralizing antibodies	Potential for combination synergies; Trials with PD-1, PD-L1, CTLA4 inhibitors and costimulatory agonists

Harnessing the Immune System with *Lm* Technology™

A Demonstrated, Personalized Next-Generation Cancer Immunotherapy Platform

ADVAXIS IMMUNOTHERAPIES™

The Power of *Lm*

- **Proprietary technology**: protected by a range of patents, stretching into 2037
- **Clinically validated**: unprecedented improvement of 12 month survival rates in Ph 2 metastatic cervical cancer studies, warranting confirmatory study
- Safety profile **generally well-tolerated** across 370 patients in multiple trials
- Flexible platform: targets **multiple cancers in multiple ways**, constantly evolving
- Strong clinical development program: built on partnerships with industry leaders, including **Amgen, AstraZeneca, BMS, Merck**

The Potential of *Lm*

- **Target and treat new cancers** as additional antigens are identified and introduced into the platform
- **Combine with checkpoint inhibitors** (nivolumab, pembrolizumab and durvalumab) to improve outcomes
- Create **breakthrough in individualized immunotherapy** with ADXS-NEO
- Target shared hotspot mutations to treat common cancers with **"off-the shelf" ADXS-HOT**

Lm Technology Platform: Unmet Needs in Immuno-Oncology

ADVAXIS IMMUNOTHERAPIES™

Today's Immunotherapy Landscape

Checkpoint Inhibitors/Co-stimulatory Agonists: Impressive Successes in Recent Years
- Combo therapy likely required for optimal treatment
- Not all patients respond
- Many who respond will later progress
- Not effective in all tumor types

CAR-T: May evoke responses in patients when other treatments stop working
- Limited to liquid tumors
- Meaningful toxicity concerns
- Costly; potential treatment delays

Cancer Vaccines: Activates immune system to destroy tumor
- Historically unsuccessful
- Combo therapy likely required for optimal treatment
- Neutralizing antibodies develop, preventing further treatments

Lm Technology Complements the Landscape and Addresses Unmet Needs

Immune System Activation: Potent T cell responses to multiple cancer specific targets simultaneously

Safety Profile: Generally well tolerated, with mild to moderate, transient adverse events

Combinations optimize checkpoint performance

Immediately available for treatment with low cost of goods


ADVAXIS
IMMUNOTHERAPIES™

Opportunity, Accomplishments & Company Direction

Significant clinical and regulatory milestones are Proof of Concept…

2013

Regulatory:

FDA Orphan Designation: Anal, Head & Neck Cancers

2014

Clinical:

Ph 2 in India: 34.9% 12-month OS

Regulatory:

FDA Orphan designation Invasive CC

EMA Orphan designation: Anal

2016

Regulatory:

FDA Fast Track: HRLA CC

HRLA AC

EMA ATMP: HRLA CC

2017

Clinical:

GOG-0265: 38.5% 12-month OS in CC

BrUOG Study: 90% relapse-free survival in AC

FAWCETT: 28% disease control rate in AC

Regulatory:

EMA ATMP for manufacturing quality and non-clinical data

2018+

Regulatory:

EMA Marketing authorization application approval decision expected: Metastatic / recurrent cervical (2H)

Active partnering discussions underway

… Advaxis will continue to expand the utility of *Lm* Technology, **expanding beyond HPV related cancers into major cancers** to enhance the lives of more patients worldwide while maximizing shareholder value.

CC=cervical cancer; HRLA=high risk, locally advanced; ATMP=advanced therapeutics medicinal product; OS=overall survival; GOG=Gynecological Oncology Group; BrUOG=Brown University Oncology Research Group; AC=anal cancer

Lm Technology's Three Unique Attributes: An Ideal Vector For Immunotherapy

ADVAXIS IMMUNOTHERAPIES™

***Lm* Technology's comprehensive immune stimulation and priming redirects a "pathogen" response against the cancer**



Lm Technology Vector



Can grow along with the changes in the field of immunotherapy
Can be adapted to target many types of cancer
Lm Technology Unique Attributes
Targets cancer and its microenvironment in multiple ways, due to its compound MOA

Expansion of *Lm* Technology Beyond HPV:
Advaxis Focus on Four Key Franchises

ADVAXIS IMMUNOTHERAPIES™

HPV-Related Cancers
The Proof of Concept

NEO
Individualized Neoantigens

HOT
Expansion into the Most Common Cancer Types

Prostate Cancer

Expansion of *Lm* Technology Beyond HPV:
Advaxis Focus on Four Key Franchises

ADVAXIS IMMUNOTHERAPIES™

HPV-Related Cancers

- Demonstrated safety and efficacy of axalimogene filolisbac (AXAL) – **highest 12 mo. OS** in metastatic CC as observed by GOG across many trials in that population
- ADXS-DUAL **increases viral coverage** of AXAL
- Path to CC commercialization:
  - **Two registrational trials** ongoing in 2018, one in combo w/ nivolumab
  - **EU Conditional application** submission Dec 2017
- Opportunistic funding approaches for Head and Neck, Anal

Individualized Neoantigen Therapy

- Partnership with Amgen Inc.
- Potential to be a major step forward in individualized medicine in cancer, driving innovation and significant commercial opportunities
- IND approved; with first patient dose planned for 1H 2018

Hotspot Mutation Therapy Program

- Proprietary program will apply the clinical potential of *Lm* Technology to a broad array of common cancer types
- Constructs will target shared, tumor-specific hotspot mutations
- IND filing planned for the first constructs in 2018

Prostate Cancer

- Significant opportunity; high unmet medical need and sizeable patient population
- Phase 1/2 trial with Merck's pembrolizumab ongoing
  - Monotherapy activity promising
  - Combination data in 2018

The Future of Lm Technology™
Clinical Trial Programs – In Progress and On the Horizon

ADVAXIS IMMUNOTHERAPIES™

	CANCER INDICATION	PARTNER	IND	PHASE 1	PHASE 2	PHASE 3
AXALIMOGENE FILOLISBAC	High-Risk, Locally Advanced Cervical					
	Metastatic Cervical Combination with IMFINZI™ (durvalumab)	AstraZeneca				
ADXS-DUAL	Metastatic Cervical Combination with OPDIVO® (nivolumab)	Bristol-Myers Squibb				★ Begin 1H '18
	Metastatic Head & Neck				★ 2018	
ADXS-NEO	Multiple Cancers by Targeting Personal Neoantigens	AMGEN		★ Begin 1H '18		
ADXS-HOT	Multiple Cancers by Targeting Shared Hotspot Mutations		★	Filings '18		
ADXS-PSA	Metastatic Prostate Combination with KEYTRUDA® (pembrolizumab)	MERCK				

Advaxis Funded | Partner Funded | Investigator-Sponsored Trial | ★ = Planned

Business Acceleration

Multiple inflection points beginning in 2018

ADVAXIS IMMUNOTHERAPIES™

PROGRAM	MILESTONE	TARGET
ADXS-PSA	Metastatic Prostate Ph1/2 Combination with pembrolizumab Part A Monotherapy	*Completed*
Axalimogene filolisbac	Recurrent / Metastatic Cervical Cancer EU Conditional Approval Filing	Q4 2017
ADXS-DUAL	Metastatic Cervical Ph 3 Combination with nivolumab IND Filing	2H 2017
ADXS-DUAL	Metastatic Cervical Ph 3 Combination with nivolumab Trial Initiation	1H 2018
ADXS-NEO	Ph 1 Initiation	1H 2018
ADXS-PSA	Metastatic Prostate Ph1/2 Combination with pembrolizumab Part B Monotherapy Combination Therapy Data	2018
ADXS-DUAL	Announce planned IST in Head and Neck	2018
ADXS-HOT	Multiple INDs Filed First in Human – 1 Tumor Type	2018
Axalimogene filolisbac	Metastatic Cervical Ph 1/2 Combo with durvalumab Part 1 Combination Therapy: Dose Escalation, Dose Determination	*Completed*
	Part B Expansion Interim Readout	2019

EU= European Union; IND= Investigational New Drug; IST= Investigator Initiated Trial

ADVAXIS IMMUNOTHERAPIES™

Proof of Concept: HPV-Associated Cancers

Expanding *Lm* Technology™ into the Cervical Cancer Market
The Opportunity for Our HPV Franchise

39,800
new U.S. cancer cases per year where HPV is found in the body; HPV causes 31,500 of these cancers[2]

4,210
deaths from cervical cancer expected in the U.S. in 2017[1]

58,373
European women diagnosed with cervical cancer per year[4]

24,404
estimated deaths from cervical cancer per year in Europe[4]

2nd most common
female cancer for those aged 15 to 44 in Europe[4]

12,820
new invasive cervical cancer cases estimated in the U.S. in 2017[1]

3 months
Average extension of life provided by current treatments for metastatic cervical cancer

5-year survival rates
very poor in late stage cancer[1]

Vaccination rates
vary widely from state to state[3]

2nd most frequent
cause of cancer-related death worldwide, accounting for nearly 300,000 deaths annually[3]

Persistent/ recurrent metastatic cervical cancer is fatal, with no FDA approved treatment available.

1. American Cancer Society. 2. Centers for Disease Control and Prevention 3. National Institutes of Health. Fact Sheets: Cervical Cancer. October 2010. 4. HPV Information Centre.

Cervical Cancer and Axalimogene Filolisbac: Proof of Concept for *Lm* Technology

ADVAXIS IMMUNOTHERAPIES™

Phase 2 Study in India: Prolonged Survival and Tumor Response in Randomized, Multicenter Phase 2 Study in Recurrent/ Refractory CC Illustrated the Promise of *Lm* Technology[1]

- ✓ 34.9% 12-month survival rate (38/109), 3 durable CRs observed

GOG-0265: Unprecedented improvement of survival rates in Recurrent / Metastatic Cervical Cancer Confirmed the Findings[2]

- ✓ 38.0% 12-month survival rate (19/50); highest achieved to-date in GOG PRmCC studies to date, 1 durable CR observed
  - ✓ GOG Model-Predicted 12 month survival was 24.5%, based on the characteristics of patients in 0265
- ✓ Primary efficacy and safety endpoints met



38.0%
127D Altretamine 14%
127K Gemcitabine 16%
227D Erlotinib 16%
127H Etoposide 17%
127B Isotretinoin+IFNa 18%
127L Vinorelbine 18%
127C Cisplatin + Pemetrexed 22%
127F Topotecan 22%
127N2 Bryostatin-1 (dose 2) 22%
127S Docetaxel 22%
127U Weekly Topotecan 24%
127N1 Bryostatin-1 (dose 1) 28%
127Q Cisplatin + Gemcitabine 28%
127T Pemetrexed 28%
127P Oxaliplatin 30%
127R Liposomal Doxorubicin 30%
227C Bevacizumab 30%
AXALIMOGENE FILOLISBAC

Source: GOG-0265 Clinical Study



Proportion Surviving
Months
Primary endpoint 12-month survival rate of 38% exceeds all historical data and represents the highest rate achieved within any Gynecologic Oncology Group PRmCC study.
CR: Ongoing
(n=19/50)
0127-B
0127-D
0127-H
0127-L
0127-N-1
0127-P
0127-R
0127-T
0127-D
0127-C
0127-F
0127-K
0127-M
0127-N-2
0127-Q
0127-S
0127-U
0265

Stage One of GOG-0265

This strong body of clinical evidence of safety and efficacy led to decision to file for conditional approval in the EU by end of 2017.
Active partnering discussions underway

Safety

PRmCC=Persistent Recurrent Metastatic Cervical Cancer; GOG= Gynecological Oncology Group; CR= complete response

1. Data Presented at ASCO 2014. 2. Data presented at SGO 2017.

HPV-Related Cancers: Regulatory Pathway

ADVAXIS IMMUNOTHERAPIES™

ADVANCE Metastatic Combination Study with ADXS-DUAL and nivolumab

- Metastatic cervical cancer is an area of high unmet need
- Combination of ADXS-DUAL with nivolumab: significant opportunity to improve patient outcomes vs. standard of care
- ADXS-DUAL provides enhanced targeting of HPV-18
- Opportunity for interim analysis
- Planned start: 1H 2018

Bristol-Myers Squibb

ADXS-DUAL

AIM2CERV Adjuvant Therapy with axalimogene filolisbac

- High unmet medical with no approved treatments available
- Currently enrolling in 8 countries
- Data expected 2020/ 2021
- Confirmatory study to support EU conditional approval (filing December 2017)

Study Design

Our cervical drug candidates remain the cornerstone of our *Lm* Platform.

ADVAXIS
IMMUNOTHERAPIES™

Individualized Neoantigens



Capitalizing on the Individualized Medicine Market with *Lm* Technology™

The Opportunity for ADXS-NEO

ADVAXIS IMMUNOTHERAPIES™

An individualized approach to each patient's tumor and tumor microenvironment is the future of oncology

The unique properties of the *Lm* vector make it an ideal platform to deliver individualized therapies

AMGEN

Recognizing these unique benefits, Amgen selected Advaxis' individualized *Lm* platform: ADXS-NEO

ADXS-NEO is designed to create truly individualized therapies by activating the patient's immune system to respond against their own unique mutations (neoantigens) within the tumor

Our *Lm* Technology is ideal for applications in individualized medicine, a growing market

Bringing ADXS-NEO to Patients

ADVAXIS IMMUNOTHERAPIES™

Massive Parallel Sequencing of tumor biopsies	Patient-specific Immunotherapies	Patient's Hospital or Treating Institution
Identify neoepitopes	Advaxis designs vector based on neoepitopes and bioengineers *Lm*	Treat patient with personalized immunotherapy vector programmed to his/her neoepitopes

ADXS-NEO in Action

1. Once injected into the patient, *Lm* Technology taken up by antigen-presenting cells

2. The bacteria secrete tumor-associated antigens into the liquid interior of the APC

3. The antigens are then processed and presented to T cells

4. Goal: help T cells recognize a wide range of tumor-associated antigens and attack cancer cells with the same antigens



T cell
Activated T cell
3
Tumor-associated antigens
2
Antigen-presenting cell (APC)
APC presenting antigen to T cell
T cell attacking tumor cells
1
4
ADXS-NEO
Plasmid DNA

Capitalizing on the Individualized Medicine Market with *Lm* Technology™
ADXS-NEO Study Design

ADVAXIS IMMUNOTHERAPIES™

A Phase 1 Dose-Escalation Study of Advaxis (ADXS) NEO Expressing Personalized Tumor Antigens

Tumor Types:
Metastatic Microsatellite Stable Colon Cancer
Metastatic Squamous Histology Head and Neck Cancer
Metastatic Non-Small Cell Lung Cancer

Dose escalation phase
N= 9 - 18
3 + 3 design
1 $x10^9$, 2 $x10^9$, or 4 $x10^9$ CFU
Q3 Weekly

→

Expansion Phase
N=30 (10 per tumor type)
Up to 1 year dosing

Endpoints

Primary:
Tolerability/Safety

Secondary:
Clinical activity
RP2D

Exploratory:
Immunological

In partnership with AMGEN®

CFU= Colony-Forming Unit; RP2D= Recommended Phase 2 Dose

ADVAXIS IMMUNOTHERAPIES™



Further Expansion into Common Cancer Types: ADXS-HOT

Leveraging *Lm* Technology™ to Treat Most Common Cancers
Introducing the ADXS-HOT Franchise

ADVAXIS IMMUNOTHERAPIES™

ADXS-HOT immunotherapies combine multiple hotspot mutations (neoantigens), designed to increase potential for immunogenicity

ADXS-HOT

Potential Tumor Types



Tumor-Specific Construct
“Off-the-shelf”, Mass-Produced
Fully Advaxis Owned

- Targets: Common (public or shared) “Hot Spot” mutations in tumor driven genes, designed to increase potential for immunogenicity
- A multi-product program, with each product addressing one of the most common types of cancer
- Can be used as monotherapy and/or in combination with other cancer treatments like checkpoint inhibitors, radiation therapy, or other neoepitope treatments
- Constructs “Off the shelf” and available for patients to start treatment immediately
- Constructs can be manufactured in bulk with good stability keeping cost of goods low vs. “individualized” products
- INDs for first constructs expected in 2018

Benefits of Lm Technology in Hotspot Targeting

The capacity of the Lm-LLO vector allows coverage of nearly all of the mutations that may occur in one single targeted product.



Leveraging *Lm* Technology™ to Treat Most Common Cancers
The Opportunity for ADXS-HOT

ADVAXIS
IMMUNOTHERAPIES™

What is a "Hotspot" mutation?[1,2]

- Growth of "Hotspot" mutations (i.e. somatic mutations) is one of the major mechanisms responsible for oncogenesis
- Genetic profiling of tumors has produced valuable insights into the "Hotspots" that define individual cancer types
- Many hotspot mutations are seen in multiple patients with cancer. These are referred to as "shared" or "public" neoantigens

The ADXS-HOT Program will generate several "off-the-shelf" products that target multiple shared hotspot neoantigens using the latest innovations in *Lm* Technology™

Cancers Ranked by "Hotspot" mutations[3]



Uterine carcinosarcoma
Cutaneous squamous cell
Uterine endometrial
Low-grade glioma
Cutaneous melanoma
Colorectal
Pancreas
Papillary thyroid
High-grade pontine glioma
Esophageal
Lung adenocarcinoma
Urothelial bladder
Squamous lung
Head and neck
Gastric
Serous ovarian
Small-cell lung
Adrenocortical
Acute myeloid leukemia
Cervical
Breast
Glioblastoma
Hepatocellular
Myelodysplasia
Multiple myeloma
Kidney chromophobe
Gallbladder
Prostate
Non-Hodgkin's lymphoma
Renal papillary cell
Chronic lymphocytic leukemia
Mantle-cell lymphoma
Adenoid cystic carcinoma
Medulloblastoma
Renal clear-cell
Nasopharyngeal
Neuroblastoma
Pilocytic astrocytoma
Acute lymphocytic leukemia
Rhabdoid cancers
Pancreatic neuroendocrine
80
60
40
20
0
(51.2) (11.3)
Hotspot mutations per tumor: 0 1 2 3 ≥4
100
80
60
40
20
0
Perecent of tumors
10
8
6
4
2
0
Somatic mutation rate

1. Garraway, L.A. & Lander, E.S. Lessons from the cancer genome. *Cell* 153, 17–37 (2013). 2. Vogelstein, B. et al. Cancer genome landscapes. *Science* 339, 1546–1558 (2013).
3. Chang et al. Identifying recurrent mutations in cancer reveals widespread lineage diversity and mutational specificity. *Nature Biotechnology* 34, 155–163 (2016).

ADVAXIS IMMUNOTHERAPIES™



Expansion into Prostate Cancer

Expanding *Lm* Technology™ into the Prostate Cancer Market

The Opportunity in Prostate Cancer

161,360
of new prostate cancer cases estimated in the U.S. in 2017[1]

1 in 36
men will die from prostate cancer[2]

9.6%
of all new cancer cases in the U.S. are prostate cancer[1]

1 in 7
men will be diagnosed with prostate cancer during his lifetime[2]

26,730
deaths from prostate cancer expected in U.S. in 2017[1]

To date, checkpoint inhibitor monotherapy has not shown significant activity in prostate cancer.[3] Combining ADXS-PSA with Keytruda® could optimize performance and improve outcomes.

1. NIH 2017 SEER Statistics. 2. American Cancer Society. 3. Goswami S. et al. Immune Checkpoint Therapies in Prostate Cancer. *Cancer J.* 2016 Mar-Apr; 22(2): 117–120.

ADXS-PSA Metastatic Prostate Cancer
Phase 1/2 Combination with KEYTRUDA® (pembrolizumab) - (KEYNOTE-046)

ADVAXIS IMMUNOTHERAPIES™

Inclusion Criteria:
- Progressive metastatic CRPC
- ≤2 prior systemic treatment regimens or ≤1 prior chemotherapeutic in the metastatic setting

MERCK

Part B Expansion: Endpoints
- Safety
- Efficacy
- Immunologic Activity

Part A
ADXS-PSA Monotherapy
- n=21
- Dose escalation (3 dose levels)

Part B
ADXS-PSA + pembrolizumab
- n=6 (RP2D dose determination)
  ADXS-PSA 1 x 10^9 = 200 mg Keytruda
- n=30 (Expansion)



WEEK 1
WEEK 4
WEEK 7
REPEAT Q 12 WEEK CYCLES
Endpoints:
Safety
RP2D
Up to PD or 2 years
ADXS-PSA
ADXS-PSA
ADXS-PSA
Endpoints:
Safety
RP2D of the combination
Up to PD or 2 years
Pembrolizumab
Pembrolizumab
Pembrolizumab

https://clinicaltrials.gov/ct2/show/NCT02325557 RP2D= Recommended Phase 2 Dose

ADXS-PSA Metastatic Prostate Cancer
Phase 1/2 Combination with KEYTRUDA® (pembrolizumab) - (KEYNOTE-046)

ADVAXIS IMMUNOTHERAPIES™

Inclusion Criteria:

- Progressive metastatic CRPC
- ≤2 prior systemic treatment regimens or ≤1 prior chemotherapeutic in the metastatic setting

MERCK

Part B Expansion: Endpoints

- Safety
- Efficacy
- Immunologic Activity

12 WEEK CYCLES

Part A
ADXS-PSA Monotherapy

- n=21
- Dose escalation (3 dose levels)

Up to PD or 2 years

Current Status:

- Part A completed and presented at CRI-CIMT-EATI-AACR 2017 and SITC 2017
- Part B combination RP2D dose determination completed
- Part B expansion enrolling – preliminary clinical data in 2018

Part B
ADXS-PSA + pembrolizumab

- n=6 (RP2D dose determination)
  ADXS-PSA 1 x 10^9 + 200 mg Keyruda
- n=30 (Expansion)

Endpoints:

- Safety
- RP2D of the combination

Up to PD or 2 years

Pembrolizumab Pembrolizumab Pembrolizumab

https://clinicaltrials.gov/ct2/show/NCT02325557 RP2D= Recommended Phase 2 Dose



ADVAXIS IMMUNOTHERAPIES™

Upcoming Milestones

Business Acceleration
Multiple inflection points beginning in 2018

ADVAXIS IMMUNOTHERAPIES™

PROGRAM	MILESTONE	TARGET
ADXS-PSA	Metastatic Prostate Ph1/2 Combination with pembrolizumab Part A Monotherapy	*Completed*
Axalimogene filolisbac	Recurrent / Metastatic Cervical Cancer EU Conditional Approval Filing	Q4 2017
ADXS-DUAL	Metastatic Cervical Ph 3 Combination with nivolumab IND Filing	2H 2017
ADXS-DUAL	Metastatic Cervical Ph 3 Combination with nivolumab Trial Initiation	1H 2018
ADXS-NEO	Ph 1 Initiation	1H 2018
ADXS-PSA	Metastatic Prostate Ph1/2 Combination with pembrolizumab Part B Monotherapy Combination Therapy Data	2018
ADXS-DUAL	Announce planned IST in Head and Neck	2018
ADXS-HOT	Multiple INDs Filed First in Human – 1 Tumor Type	2018
Axalimogene filolisbac	Metastatic Cervical Ph 1/2 Combo with durvalumab Part 1 Combination Therapy: Dose Escalation, Dose Determination	*Completed*
	Part B Expansion Interim Readout	2019

EU= European Union; IND= Investigational New Drug; IST= Investigator Initiated Trial

Advaxis, Inc: Investment Snapshot

ADVAXIS IMMUNOTHERAPIES™

Flexible platform technology	• Platform based on attenuated *Lm* (*Listeria Monocytogenes)* • Multiple approaches to impacting the immune system • Manageable safety profile: common AEs are mostly mild to moderate and resolve within 48 hours
Broad pipeline with four franchises	• 3 clinical stage programs: HPV-Associated Cancers, Prostate Cancer and ADXS-NEO individualized targeting in partnership with Amgen Inc. • Novel preclinical program: ADXS-HOT with multiple products targeting multiple cancers
Lead program in Phase 3	• HPV-targeting program includes axalimogene filolisbac and ADXS-DUAL • Ongoing registrational study of axalimogene filolisbac in high risk locally advanced cervical cancer • Registrational study of ADXS-DUAL in metastatic cervical cancer in combination with Opdivo® to start in 1H 2018
Ability to combine with other I-O agents	• Demonstrated preclinical synergy with multiple checkpoint inhibitors and co-stimulatory agents • Three clinical trials in combination with PD-1/PDL-1 inhibitors
Strong partnerships	• 3 clinical collaborations evaluating combination therapies (Merck, AstraZeneca, Bristol-Myers Squibb) • Global collaboration for ADXS-NEO with Amgen on novel program targeting neoepitopes
Experienced management team	• Deep and broad experience in pharmaceutical drug development and commercialization